FIRST QUARTER FINANCIAL UPDATE

MAY 2023

MGE ENERGY®

INFORMED BY
SCIENCE

POWERED BY
TECHNOLOGY

DRIVEN BY
PEOPLE



DISCLAIMER

This presentation contains summarized information concerning MGE Energy, Inc. ("MGE Energy") and its subsidiaries (principally Madison Gas and Electric Company ("MGE")) and MGE Energy's consolidated business, operations, financial performance and trends. No representation is made that the information in this presentation is complete. For additional information on MGE Energy and its subsidiaries, see MGE Energy's Annual Report on Form 10-K for the year ended December 31, 2022 (the "2022 Form 10-K") as updated by its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 (the "March 31, 2023 Form 10-Q") filed with the Securities and Exchange Commission (the "SEC"), as well as MGE Energy's other filings with the SEC from time to time. The 2022 Form 10-K, the March 31, 2023 Form 10-Q, and other SEC filings are available at the SEC's web site at sec.gov and on MGE Energy's web site at mgeenergy.com. Information contained on MGE Energy's web site (including any such information referred to herein) shall not be deemed incorporated into, or to be a part of, this presentation.

This document does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of MGE Energy, Inc., or Madison Gas and Electric Company. A registration statement relating to the common stock of MGE Energy, Inc., has been declared effective by the Securities and Exchange Commission. Any offering of such common stock is being made solely by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained from MGE Energy, Inc., at 133 South Blair Street, Madison, Wisconsin 53703, attention: Shareholder Services, telephone no. (800) 356-6423.

CAUTIONARY NOTE – FORWARD LOOKING INFORMATION

All statements in this presentation, other than historical facts, are forward-looking statements (including but not limited to forecasted capital expenditures, expected in-service dates and carbon dioxide projections) that involve risks and uncertainties that are subject to change at any time. Such statements are based upon management's assumptions, expectations and estimates at the time they are made. Specifically, the forecasted capital expenditures are based upon management's assumptions with respect to future events, including the timing and amount of expenditures associated with compliance with environmental compliance initiatives, legislative and regulatory initiatives, customer demand and support for electrification and renewable energy resources, energy conservation initiatives, load growth, the timing of any required regulatory approvals and the adequacy of rate recovery. Additionally, the expected in-service dates are forward looking and therefore subject to significant business, economic, operational and regulatory uncertainties and contingencies, many of which are beyond the control of the company and are based upon assumptions with respect to future decisions, which are subject to change. Various factors could cause actual results, capital expenditures, in-service dates or carbon reduction to be significantly different than those contemplated, estimated or projected in forward-looking statements - especially as they relate to economic conditions, future load growth, revenues, expenses, capital expenditures, financial resources, regulatory matters, and the scope and expense associated with future environmental regulation. Those factors include the assumptions and factors referred to in the statements themselves as well as risk factors described in our 2022 Form 10-K and other reports filed with the SEC. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. MGE Energy undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date as of which any forward-looking statement is made, except as required by law.

COMPANY MISSION AND VALUES

MGE Energy is the parent company of Madison Gas and Electric Company (MGE). MGE is ***your community energy company***, committed to engaging with our customers in different ways to meet their needs and to providing safe, reliable, affordable and sustainable energy to power our communities. Your community energy company is investing in a more sustainable future for the benefit of all our customers, investors and employees.

SAFETY

Safety is a core value at MGE. The safety of our employees, customers and communities is our top priority.

RELIABILITY

We invest in our people and in our systems to help ensure top-ranked energy reliability that helps to maintain the economic health and vitality of the communities we serve.

SUSTAINABILITY

With a commitment to transparency, accountability and continuous improvement, we take a holistic and proactive approach to sustainable practices companywide.

EQUITY

We are committed to equity and inclusion in our service to our customers, in our workplace and in our broader community, and we value diverse perspectives, ideas, cultures and backgrounds.

ENGAGEMENT

We are dedicated to engagement, partnership and collaboration to best serve our customers and the broader community.

COMPANY HIGHLIGHTS

DIVERSIFIED CUSTOMER BASE AND REVENUE PROFILE

Resilient Revenue Stream and Customer Base

- Electric service to ~161,000 customers located in the city of Madison and adjacent areas
  - 87% residential; 13% commercial or industrial
  - Accounts for ~65% of regulated revenue
- Natural gas to ~173,000 customers
  - 90% residential; 10% commercial or industrial
  - Accounts for ~35% of regulated revenue

STRONG FINANCAIL PROFILE

Stable Earnings Growth with Strong Balance Sheet

- Predominantly regulated earnings
- Strong liquidity and cash position
- Conservative financial policies that are designed to achieve strong credit quality
- MGE's Credit Ratings [2]
  - S&P: AA- (Stable)
  - Moody's: Aa2 Secured (Stable)
A1 Unsecured (Stable)

REGULATED, HIGHLY VISIBLE GROWTH

Historical 5-Year Regulated PPE[1] CAGR of ~8%

- Forecasted capital investment of ~$1,076M from 2023 through 2027[3]
- Premium service territory with constructive regulation
- Forward-looking test years
- Renewable Energy Rider
  - Ability to work cooperatively with large customers to tailor a local renewable energy solution

SUBSTANTIAL SUSTAINABLE INVESTMENT

Seeking Net-Zero Carbon Electricity by 2050[3]

- Targeting carbon reduction of ≥80% by 2030
- Plan to eliminate coal as energy source by end of 2035
- Decarbonizing generation fleet by transitioning to clean energy, such as wind and solar
  - Announced projects designed to grow renewables capacity by over 9x from 2015[3]
- Electrifying transportation

(1) Property, plant, and equipment, net
(2) A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.
(3) Information on this slide contains statements that are forward looking statements that involve risks and uncertainties that are subject to change at any time. See Cautionary Note Regarding Forward Looking Information.

EARNINGS AND DIVIDENDS GROWTH


Earnings Per Share
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
2017(1)
2018
2019
2020
2021
2022
5-Year Compound Annual Growth Rate (CAGR): 6.6% (2)


Dividends Per Share
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
2017(1)
2018
2019
2020
2021
2022
5-Year Compound Annual Growth Rate (CAGR): 4.8%

(1) 2017 Non-Regulated earnings per share includes one-time tax benefit of $20.4 million, or $0.59 per share, related to tax reform.
(2) 5-Year EPS CAGR is calculated from a base of 2017 Core EPS of $2.23, which excludes a $0.59 per share one-time benefit related to tax reform.

TRANSITION TOWARD CLEANER ENERGY

Track Record of Increasing Pace of Decarbonization

- MGE's clean energy transition has reduced emissions while maintaining top-ranked electric reliability, strengthening key infrastructure, and providing affordable power to customers.
- **2015:** Energy 2030 framework introduced with goal to reduce carbon emissions 40% by 2030
- **2019:** Target of net-zero carbon electricity by 2050 announced
- **2020:** Expected carbon reductions updated to at least 65% by 2030
- **2022:** Energy 2030 goal updated to at least 80% carbon reduction by 2030

Foundational Objectives in MGE's Energy 2030 Framework

- Transition MGE to a more environmentally sustainable energy supply;
- Provide customers with options they want today and in the future;
- Help customers use energy efficiently and manage future costs;
- Provide dynamic electric grid, enabling and integrating new energy technologies;
- Deepen engagement with community; ensure all customers benefit from new technologies.

Strategies for Deep Decarbonization

- Grow MGE's use of renewable energy and eliminate coal as an energy source;
- Further engage customers in energy efficiency;
- Electrify transportation and other end uses.

Net·Zero
CARBON ELECTRICITY BY 2050

CO_2 **Carbon reductions**

27%(a)	reduction in carbon emissions since 2005
BY **2030**	at least 80% reduction in carbon consistent with global climate science
BY **2050**	net-zero carbon electricity

(a) 27% reduction in carbon emissions since 2005 is a December 31, 2021 benchmark.

ENVIRONMENTAL INITIATIVES - NATURAL GAS DISTRIBUTION

Building upon our long-standing commitment to providing affordable, sustainable energy, **MGE has set a goal to achieve *Net-Zero Methane Emissions* from its natural gas distribution system by 2035.**

- If MGE can accelerate plans to achieve net-zero methane emissions from its natural gas system—through the evolution of new technologies, such as renewable natural gas—it will.
- MGE is working to reduce overall emissions from its natural gas distribution system cost-effectively as quickly as possible.

Natural gas continues to be a critical resource for meeting reliable, efficient, and affordable energy needs. About half of U.S. households use natural gas for heating.

- In 2022, MGE completed an in-depth analysis and inventory of our GHG emissions associated with the purchase and distribution of natural gas, and other sources, such as indirect emissions from gas usage by our customers.
- MGE already has replaced and upgraded all piping made of material considered to be leak-prone throughout its natural gas distribution system.
- MGE's leak inspection schedule already exceeds federal requirements.

PLAN TO ELIMINATE COAL-FIRED GENERATION

Retiring the coal-fired Columbia Energy Center

In 2022, the target retirement date for both units at the Columbia Energy Center was updated to June 2026. The revised retirement date reflects tight energy supply conditions in the Midwest power market and supply chain issues that likely will delay commercial operation of renewable energy projects.

- MGE owns 19% of the facility (211 MW)
- Retirement will eliminate ~2/3 of MGE's ownership of coal-fired generation capacity

Enhancing fuel flexibility at Elm Road Generating Station

MGE, along with co-owner WEC Energy Group, has announced its plan to enhance fuel flexibility at the Oak Creek (Elm Road) Power the Future units, pending approvals.

- MGE owns 8.33% of the facility (106 MW)
- Elm Road Units are expected to be fully transitioned away from coal by end of 2035
- Elm Road repowering will eliminate coal-fired generation from MGE's portfolio of owned resources

Ongoing transition from coal

2026	planned retirement of Columbia Energy Center
2030	coal as backup fuel at Elm Road Generating Station
2035	coal-fired generation eliminated from portfolio

MGE continues to evaluate additional investments in cost-effective, clean energy projects to maintain its top-ranked electric reliability and to achieve its carbon reduction goals.

EXPANDING CLEAN ENERGY PORTFOLIO

Planned wind, solar and battery storage resources comprise over 40% of planned capital investment between 2023 and 2027.

In Progress - Regulatory Approval Granted				
Project	Investment ($M)	Ownership Interest	Nameplate (MW)	Estimated In-Service Date
Red Barn Wind Farm	18	10%	9.2	April 2023
Badger Hollow II Solar	76[a]	33%	50	second-half 2023
Paris Solar-Battery	51[a]	10%	20 / 11	2023 (b)
Darien Solar-Battery	45[a]	10%	25 / 7.5	2024 (b)
Koshkonong Solar-Battery	65[a]	10%	30 / 16.5	2025 (b)


30%
25%

Greater use of renewable resources

GOAL of 30% renewable energy by 2030 with 25% by 2025

(a) Badger Hollow II, Paris, Darien, and Koshkonong received PSCW approval to recover 100% AFUDC during construction
(b) Battery storage timing to be determined

FOCUS ON CLEAN ENERGY INVESTMENTS



Actual and Projected Capital Expenditures
Forecasted
$ Millions
$250
$200
$150
$100
$50
-
$108
$212
$164
$203
$153
$175
$215
$226
$219
$219
$197
$76
$88
$98
$117
$85
$139
$138
$121
$102
$112
2017
2018
2019
2020
2021
2022
2023P
2024P
2025P
2026P
2027P
Renewables and Clean Energy Investments
Other Capital Expenditures

- Information on this slide contains statements that are forward looking statements that involve risks and uncertainties that are subject to change at any time.
- See Cautionary Note Regarding Forward-Looking Information at the beginning of this presentation.
- Forecasted and actual capital expenditures do not include AFUDC. Forecasted capital expenditures include future projects which will require MGE to request and obtain approval from the PSCW.

TRANSMISSION INVESTMENT OUTLOOK

- ✓ MGE Energy anticipates material transmission investment opportunities later this decade through ATC.
  - MGE Energy holds 3.6% equity ownership interest in ATC.
- ✓ MISO Long-Range Transmission Plan (LRTP) Tranche 1 Portfolio proposal addresses needs across the entirety of the MISO Midwest region.
  - Tranche 1 projects would be incremental to ATC's base case maintenance and interconnection capital expenditures.
- ✓ Tranche 1 represents ~$900 million of investment (2022 dollars) for ATC.
  - Tranche 1 capital expenditures projected to begin in 2025 and occur primarily in the last few years of this decade.



Iron Range
$853M
$595M
MISO
Big Stone South
Cassie's Crossing
MN
$575M
Jump River
$673M
Wilmarth
$718M
Tremval
WI
Columbia
Webster
Morgan Valley
IA

Source: Midcontinent Independent System Operator (MISO). Cost estimates as of 4/6/2022 and are subject to change.

CONSTRUCTIVE REGULATORY ENVIRONMENT

Both S&P and Moody's view the Wisconsin regulatory environment as highly credit supportive with timely operating and capital cost recovery, and view MGE's relationship with the Public Service Commission as constructive.

Regulatory approvals of utility-scale renewable investments and community solar programs

- Utility-Scale: Saratoga Wind, Forward Energy Center Wind, Two Creeks Solar, Badger Hollow I Solar, Red Barn Wind
  - Badger Hollow II Solar , Paris Solar-Battery Park (construction in progress)
  - Darien and Koshkonong solar-battery storage projects received PSCW approvals
- Community: Renewable Energy Rider and Shared Solar programs

Supportive regulatory framework including:

- Forward-looking test years
- Historical approval of various expense deferrals
- Fuel Rules (2% bandwidth) and Gas Cost Recovery Mechanism
- Current return on 50% of CWIP or 100% AFUDC on major construction projects
- Escrow treatment received for transmission, Elm Road Generating Station, pension & OPEB and bad debt expense
  - Approximately 54% of MGE's 2022 utility operating expenses receive escrow treatment

PSCW REGULATORS

WISCONSIN COMMISSIONERS	PARTY	TERM BEGAN	TERM ENDS
Rebecca Valcq (Chair)	D	Jan 2019	**Mar 2025**
Tyler Huebner *	D	Mar 2020	**Mar 2027**
Summer Strand *	D	Mar 2023	**Mar 2029**

* Not confirmed

COMMISSION:

- Gubernatorial appointment, Senate confirmation
- Chair: Gubernatorial appointed
- 6-year staggered terms

Governor Tony Evers (D)

MGE RATE CASE UPDATE – 2024 / 2025 TEST YEAR (TY)

TERMS ($000's where applicable)	APPROVED 2022 TY	APPROVED 2023 TY	FILED 2024 TY	FILED 2025 TY
Average Electric Rate Base	$1,044,362	$1,162,516	**$1,202,123**	**$1,281,236**
Average Gas Rate Base	$299,319	$312,270	**$338,417**	**$345,463**
Average Common Stock Equity	$755,554	$828,488*	**$930,754**	**$965,902**
Regulatory Equity Layer	55.63%	55.63%	**56.12%**	**56.05%**
Authorized ROE	9.80%	9.80%	**9.80%**	**9.80%**
Filed Increases in Base Rates	8.81% Elec 2.15% Gas	9.01% Elec 0.96% Gas	**3.75% Elec 2.56% Gas**	**3.41% Elec 1.66% Gas**

2022 Increase in Base Rates:
- Increased rate base including investments in BHI, billing system, and grid modernization
- Increased fuel and purchased power
- Increase in labor costs
- One time return of excess deferred tax credit related to the 2017 Tax Act

2023 Increase in Base Rates:
- Increase in rate base (BHII, Paris, Red Barn and West Riverside)

2024 / 2025 Increase in Base Rates:
- **Increased rate base including our investments in Darien, local solar projects, West Riverside, Koshkonong and continued grid modernization**
- **Higher costs for transmission, pension / OPEB and uncollectible costs (including costs previously deferred from prior years)**
- **The increases are offset by a decrease in fuel costs and the benefit of lower tax expense**

*Imputation of 2023 average common equity is estimated by applying 55.63% regulatory equity layer to the increase in utility rate base approved for 2023 versus 2022.

CUSTOMER AFFORDABILITY

Average residential electric customer bill as % of Wisconsin median household income



2.05%
1.96%
1.69%
1.53%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
MGE
Wisconsin Peer Average

MGE residential customer bill as a percentage of customer wallet at 1.53% is below the Wisconsin utility peer average of 1.69%.

MGE's affordability as percentage of customer wallet has improved 22% since 2011.

Sources: Median household income data sourced from Federal Reserve Economic Data (FRED).
Average Residential customer bill sourced from FERC Form 1 filings (2021) of Madison Gas & Electric, Wisconsin Electric Power Co., Wisconsin Public Service Corp., Wisconsin Power & Light Co., Northern States Power-Wisconsin

INFLATION REDUCTION ACT OF 2022 (IRA)

Inflation Reduction Act supports MGE's carbon reduction strategy and increases flexibility toward meeting customer needs for affordable and reliable clean energy resources.

✓ **Positioned to deliver material benefits to customers**

- Long-term extension of tax credits aligns with customer demand for additional clean energy
- Reduces both upfront and lifetime cost of generation fleet transition
- Increases efficiency of tax credit monetization
  - Stand-alone storage ITC, solar PTC, extensions to 2032, tax credit transferability
- Supports credit metrics while improving customer affordability

✓ **Incentivizes development of clean energy resources**

- Tax credits reduce cost and increase flexibility for deployment of renewables and energy storage
- May enable a larger backlog of capital investment opportunities
- Encourages acceleration of electric vehicle (EV) adoption nationally

ELECTRIC VEHICLES AND DEEP DECARBONIZATION

MGE has been supporting the adoption of alternative fuel vehicles since the launch of its public charging network more than a decade ago and anticipates continued electrification of transportation could drive incremental sales growth over the long term.

Electrification of fleet vehicles

MGE is targeting a 100% electric or plug-in hybrid light-duty vehicle fleet by 2030.

Partnership with City of Madison

- Madison has a goal of a 100% electric bus rapid transit (BRT) system. The City is targeting deployment of the first 27 electric buses by late 2024.
- MGE helped the city secure federal funding for charging infrastructure for city's first three electric buses.
- Enabled charging for Madison Fire Department's first electric fire truck

Advancing Sustainable Transportation

New MGE fast-charging hub in downtown Madison's Capitol East District

PSCW approval of new/expanded EV Tariffs in October 2022

- Transition Home Electric Vehicle Charging Pilot (Charge@Home) to a standard tariff offering with proposed modifications based on initial pilot
- New EV charging pilots authorized include Apartment and Workplace EV Managed Charging, Fleet EV Charging and EV Managed Charging Rewards


Net·Zerø
CARBON ELECTRICITY BY 2050


ENGINE
COMPANY
8

Transportation accounts for almost 30% of U.S. greenhouse gas emissions. MGE is pursuing a multi-pronged strategy to electrify transportation to reduce carbon dioxide emissions and to enable future market growth.

ESG SUMMARY - ENVIRONMENTAL

As your community energy company, MGE recognizes its responsibility to preserve and protect the environment while serving our communities with safe, reliable, affordable and sustainable energy.

Leadership

- MGE was one of the first utilities in the nation to commit to carbon reduction goals consistent with climate science
- Clean energy investments of over $850M (2015-2027)
- Environmental and Sustainability Policy
- Sustainability Executive Team
- Operations-Wide Environmental Management System
- Smart Grid Infrastructure

Energy Efficiency & Conservation

- Demand management with smart thermostat program
- MGE's "*On Demand Savings*" program for large customers
- Partnership with FOCUS ON ENERGY® to help educate customers about energy efficiency and conservation
- Residential battery storage pilot

Electrification of Transportation

- Charge@Home pilot program
- Fast-charging hub in the heart of Madison's Capitol East District
- MGE's partnerships with local dealerships
- Ongoing collaboration with the City of Madison to electrify the city's bus fleet and to enable fast charging for the first electric fire truck
- MGE's EV fleet goal of 100% all-electric or plug-in hybrid light-duty vehicles by 2030

Read More: MGE's Corporate Responsibility and Sustainability Report and EEI Quantitative & Qualitative Templates

ESG SUMMARY - SOCIAL

As your community energy company, we consider it part of our responsibility to engage with our customers "where they are." Our commitment to equitable service and to the power of working together drives how we seek to fulfill our mission and strengthen our communities.

Safety / Reliability

- Safety Steering Team – examines safety topics and prioritizes continuous improvement opportunities
- Corporate Safety Commitment – safety vision statement, "We Power Safety"
- Board oversight of safety program
- In 2021, MGE placed first in two main electric utility industry reliability metrics – fewest number of outages and shortest duration of outages per customer.

Annual Giving

MGE is committed to helping improve the quality of life for all those we serve.

- Corporate giving, partnerships and collaborations
- Charitable giving: In the last five years, the MGE Foundation has given more than $8.4M to more than 400 community organizations that help preserve the health and vitality of our community.
- Employee volunteerism and service

Workforce

- MGE recognizes its impact on human rights and embraces the protection of human rights as a fundamental value. In 2022, MGE's board approved our Statement on Human Rights.
- Career development and training programs to increase job proficiency and to improve decision-making skills
- Tuition reimbursement and college internship program
- Corporate wellness program
- Inclusive, respectful work environment where individuals can achieve their full potential

ESG SUMMARY - GOVERNANCE

Our Board of Directors has a strong commitment to corporate responsibility and accountability. Community-focused and with a breadth and diversity of experience, board members bring strong effective oversight in their service to MGE and MGE Energy.

Corporate Governance Highlights

- Ten regular full-board meetings each year
- Board tenure – 10 years average
- Board independence: Seven out of the board's nine directors are independent.
  - All members of the Corporate Governance, Audit and Compensation Committees are considered independent.
- Periodic board refreshment – Three new directors since 2018
- No use of corporate funds for contributions to political candidates or campaign committees
- Advancing transparency and disclosure in company operations and governance: MGE participates in EEI's voluntary ESG and sustainability-related reporting templates and submits data to the global environmental impact disclosure platform CDP (Carbon Disclosure Project).

ESG - DISCLOSURES

Below are links to where you can find ESG information:

Corporate Responsibility and Sustainability Report

- CDP Climate Change Questionnaire
- EEI Qualitative Template
- EEI Quantitative Template
- EEO-1 Data Report

Statement on Human Rights

Occupational Health and Safety Policy

Report on Giving

Lobbying Disclosures

MGE

MGE Energy






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APPENDIX

ATTRACTIVE SERVICE TERRITORY

The Madison area and Dane County lead the state in population growth. Our service territory is a growing and diverse community of urban, suburban and rural communities.

Home to the flagship University of Wisconsin at Madison

Robust biotech industry and entrepreneurial community

Seat of state government

All contribute to the economic resiliency of our service territory.


Wisconsin
Elroy
Viroqua
Prairie du Chien
Madison Area
MGE Gas/Electric Service
MGE Gas Service

CORPORATE STRUCTURE

Over 98% of MGE Energy assets are dedicated to regulated and quasi-regulated utility operations.


MGE ENERGY
Madison Gas and Electric Company
MGE Transco Investment LLC
MGEE Transco, LLC
MGE Power LLC
MAGAEL, LLC
Central Wisconsin Development Corporation
MGE State Energy Services, LLC (3)
MGE Services, LLC (3)
MGE Power West Campus, LLC
MGE Power Elm Road, LLC
North Mendota Energy & Technology Park, LLC
State Energy Services, LLC (3)
Holds a 3.6% interest in American Transmission Company LLC (1)
Holds a 4.4% interest in ATC Holdco LLC (2)
Regulated Utility
Investment Regulated by FERC
Non-Regulated Energy: Fixed Return Assets
Other Non-Regulated

(1) Owns and operates electric transmission lines in Wisconsin
(2) Transmission development company. Separate from American Transmission Company, LLC
(3) Presently inactive

STRONG CREDIT RATINGS (1)

S&P (UTILITY RATINGS)	
Corporate credit	**AA-**
Business risk	**Excellent**
Commercial paper	**A-1+**
Outlook	**Stable**

- Effective management of regulatory risk
- Supportive regulatory environment
- Focus on regulated vertically integrated electric and natural gas distribution operations
- Conservative financial policies that ensure strong credit quality

Source: S&P, October 2022

MOODY'S (UTILITY RATINGS)	
Secured	**Aa2**
Unsecured	**A1**
Commercial paper	**P-1**
Outlook	**Stable**

- Rating reflects a credit supportive regulatory environment
- Healthy financial metrics (CFO pre-WC / Debt)
- Stable rating outlook assumes future prudently incurred investments will be recovered
- Funding will replicate authorized capital structure

Source: Moody's, November 2022

(1) A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.

FINANCING AND LIQUIDITY

Long-Term Debt

- $75M of long-term debt priced October 2022
  - Dec 2022 funding: $25M 10-year notes (*5.43% coupon*)
  - Feb 2023 funding: $15M 10-year notes (*5.43% coupon*)
    $35M 12-year notes (*5.53% coupon*)
- $54.3M long-term debt maturing in 2023
  - Mar 2023: Remarketed $19.3M IRBs (*3.75% coupon*)

Strong balance sheet

- Strong liquidity position
- Low leverage relative to peers
- $33.0M short-term debt balance as of March 31, 2023

Short-Term Liquidity: MGE Energy

- $180M consolidated, committed, syndicated lines of credit
- Termination date – November 2027
- $50M for MGE Energy, with accordion feature to increase up to an additional $25M (if needed)

Short-Term Liquidity: Madison Gas and Electric

- $130M committed, syndicated lines of credit
- Termination date – November 2027

FIRST QUARTER EPS BY SEGMENT

Three Months Ended March 31


2023
Diluted EPS
$0.37
$0.30
$0.15
$0.05
($0.01)
$0.86
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2022
Diluted EPS
$0.41
$0.33
$0.15
$0.05
$0.01
$0.95
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

FIRST QUARTER IMPACTED BY WARMER WEATHER

HDD were down 12% year over year in Wisconsin, due to the extremely warmer than normal weather experienced in January and February of this year

US heating degree days, winter heating season



Winter 2022-2023
Winter 2021-2022
Norm
1,000
900
800
700
600
500
400
300
200
100
0
Oct
Nov
Dec
Jan
Feb
March
April

As of March 31, 2023.
Sources: S&P Global Market Intelligence; National Oceanic and Atmospheric Administration.

Heating degree days, Q1 2023

YOY change (%)



-31 to -16
-15 to 0
1 to 9
10 to 49
WA 8%
OR 19%
CA 49%
NV 32%
ID 7%
MT 9%
WY 11%
UT 12%
AZ 34%
CO 7%
NM 2%
ND 2%
SD 7%
NE 4%
KS -4%
OK -13%
TX -27%
MN -9%
IA -9%
MO -14%
AR -18%
LA -26%
WI -12%
IL -14%
MI -13%
IN -16%
OH -13%
KY -19%
TN -21%
MS -29%
AL -27%
GA -18%
FL -31%
SC -20%
NC -16%
VA -15%
WV -16%
MD -16%
DE -17%
PA -15%
NJ -15%
NY -13%
CT -13%
RI -13%
MA -11%
NH -12%
VT -11%
ME -10%
Pacific
Mountain
West North Central
East North Central
West South Central
East South Central
South Atlantic
Middle Atlantic
New England
Pacific 35%
Mountain 13%
West North Central -8%
East North Central -14%
New England -12%
Middle Atlantic -14%
South Atlantic -17%
East South Central -23%
West South Central -23%
US -8%

As of March 31, 2023.
Map credit: Joe Felizadio.
Source: S&P Global Market Intelligence.

STRONG TRACK RECORD OF REGULATED ASSET GROWTH


Net PP&E + CWIP ($millions)
$2,000
$1,500
$1,000
$500
$-
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Q1 2023
10-Year Compound Annual Growth Rate (CAGR): 5.6%

ELECTRIC UTILITY MIX

Three Months Ended March 31, 2023



Electric Revenues
Electric Volumes
Electric Customers
Residential
Commerical
Industrial
Other
3%
11%
35%
51%
5%
11%
28%
56%
13%
87%

Note: Electric customers are as of 12/31/2022

GAS UTILITY MIX

Three Months Ended March 31, 2023


Gas Revenues
2%
42%
56%
Gas Volumes
20%
42%
38%
Gas Customers
10%
90%
Residential
Commerical/Industrial
Other

Note: Gas customers are as of 12/31/2022

For more information, visit
mgeenergy.com

Ken Frassetto
Director Shareholder Services
and Treasury Management

kfrassetto@mge.com
608-252-4723

P.O. Box 1231
Madison WI 53701-1231

